UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED
MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON PLUMB FUNDS, INC.
(Exact name of registrant as specified in charter)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson, Chairman
Thompson Plumb Funds, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Conrad G. Goodkind
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2007

Date of reporting period: May 31, 2007

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Semi-Annual Report May 31, 2007 Thompson Plumb Growth Fund Thompson Plumb Bond Fund Telephone: 1-800-999-0887 www.thompsonplumb.com ___________________________________________

     THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

     THOMPSON PLUMB FUNDS, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS

May 31, 2007

CONTENTS

Page(s)
GROWTH FUND
Investment review	4-6
Schedule of investments	7-9

BOND FUND
Investment review	10-11
Schedule of investments	12-14

FUND EXPENSE EXAMPLES	15

FINANCIAL STATEMENTS
Statements of assets and liabilities	16
Statements of operations	17
Statements of changes in net assets	18
Notes to financial statements	19-22
Financial highlights	23-24

ADDITIONAL INFORMATION	25

     This semi-annual report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund prospectus which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
Please read your prospectus carefully.

GROWTH FUND INVESTMENT REVIEW
May 31, 2007 (Unaudited)

Portfolio Managers
     John C. Thompson, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb Growth Fund produced a total return of 7.39% for the six-month period ended May 31, 2007, as compared to 10.29% for its benchmark, the S&P 500 Index. Over the past five-year and ten-year periods, the Growth Fund returned 5.82% and 11.23%, compared to the 9.45% and 7.77% returns of the S&P 500 Index, for those same time periods.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05-31-07
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Growth Fund	20.65%	6.56%	5.82%	11.23%
S&P 500 Index	22.79%	12.99%	9.45%	7.77%

Expense Ratio as of 11/30/06 was 1.12%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Continued)
May 31, 2007 (Unaudited)

Management Commentary

Announced private equity buyouts, as well as speculation on potential future buyouts, have served as a significant lift to many of the stocks in the S&P 500, as well as mid-cap and small-cap indices. Aside from a handful of exceptions, the Growth Fund’s holdings have largely not benefited from this lift because of their size. Including assumed debt, the pending privatization of TXU Corporation for $45 billion is the largest ever private equity deal. Of the Growth Fund’s top 10 holdings at May 31, 2007, only Viacom had a market capitalization smaller than TXU.

We believe the pace of private equity deals is running at an unsustainable level. In 2006 there was a record $702 billion of private equity deals. Through mid June, another $538 billion of deals have been announced for 2007, a pace that would eclipse last year’s record by the end of the calendar third quarter. In order for private equity firms to earn sufficient rates of return on the companies they took private in the last year and a half, they will eventually have to sell the full $1.24 trillion plus a sizeable premium back to the public markets in the form of an Initial Public Offering (“IPO”) and subsequent sales on the open market. However, from 1980 through 2005, the total equity raised in IPO offerings was $703 billion in 2006 dollars. The bottom line is that we believe there simply isn’t enough liquidity in the public markets to absorb the public issuance necessary for private equity firms to earn an adequate rate of return on their investments. We doubt that in aggregate other private investors will be able to step up to these purchases.

The only other option for private equity firms to sell their holdings will be if large multi-nationals, such as the holdings in the Growth Fund, act as acquirers. However, given the multi-year low P/E and other valuation metrics of these firms we believe they will choose to repurchase their own shares rather than pay up for private companies at the valuations that will be necessary for private equity to earn a good return. The string of accelerated stock buybacks announced during the last six months among the Growth Fund’s holdings supports this belief.

The Growth Fund’s stocks are trading at multi-year and, in some cases, multi-decade low valuations despite strong double digit expected EPS growth. For example, AIG is trading at it lowest price-to-earnings ratio (P/E) since 1989 with expected earnings growth over 11% this year. Adjusted for cash, Microsoft is trading at the lowest P/E since the company became public in 1986 despite expected earnings growth of 14.8%. Wal-Mart is the cheapest it has been since 1987, despite a 9.9% expected earnings growth rate. When adjusted for 10 year interest rates, which varied between 7-9% from 1986 through 1989, but were only 4.9% at the end of May, these stocks are significantly cheaper than they were at those times. The three examples above are among the Growth Funds largest holdings and are typical of the overall portfolio.

As the private equity boom ends, smaller and mid-sized company stocks should lose their “buyout premiums,” and their artificially-high P/E’s should contract. We believe that the Growth Fund’s holdings should be generally insulated from this contraction because most are larger in size and are trading at multi-decade low P/E’s. We therefore believe that the combination of strong earnings growth and P/E expansion should aid in the relative outperformance of the Growth Fund’s stocks.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.
The Earnings per Share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Mutual fund investing involves risk. Principal loss is possible.

Please refer to the Schedule of Investments on page 7 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

See Notes to Financial Statements.

GROWTH FUND INVESTMENT REVIEW (Continued)
May 31, 2007 (Unaudited)

Top 10 Equity Holdings at 5/31/07
		% of Fund’s
Company	Industry	Net Assets
Fannie Mae	Thrifts & Mortgage Finance	9.24%
American International
Group, Inc.	Insurance	7.41%
Microsoft Corp.	Software	6.34%
Viacom Inc. Class B	Media	5.06%
Pfizer Inc.	Pharmaceuticals	4.97%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	4.73%
Chevron Corp.	Oil, Gas & Consumable Fuels	4.61%
The Coca-Cola Co.	Beverages	4.46%
Time Warner Inc.	Media	3.97%
Tyco International Ltd.	Industrial Conglomerates	3.58%
As of May 31, 2007, 100% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS
May 31, 2007 (Unaudited)

	Shares	Value
COMMON STOCKS - 100.1%

Consumer Discretionary - 11.2%
Media - 10.2%
CBS Corp. Class B	236,825	$7,876,800
Time Warner Inc.	1,307,350	27,938,069
Viacom Inc. Class B (a)	792,825	35,613,699
		71,428,568

Multiline Retail - 0.2%
Kohl’s Corp. (a)	21,700	1,634,444

Specialty Retail - 0.8%
Bed Bath & Beyond Inc. (a)	135,400	5,505,364

Consumer Staples - 10.6%
Beverages - 5.9%
PepsiCo, Inc.	150,200	10,263,166
The Coca-Cola Co.	593,200	31,433,668
		41,696,834

Food & Staples Retailing - 4.7%
Sysco Corp.	324,300	10,740,816
Walgreen Co.	61,100	2,757,443
Wal-Mart Stores, Inc.	413,200	19,668,320
		33,166,579

Energy - 9.6%
Oil, Gas & Consumable Fuels - 9.6%
BP plc ADR	25,200	1,688,652
Chevron Corp.	398,350	32,461,542
Exxon Mobil Corp.	400,900	33,342,853
		67,493,047

Financials - 31.7%
Capital Markets - 3.0%
Morgan Stanley	249,550	21,221,732

Commercial Banks - 3.0%
Fifth Third Bancorp	500,700	21,209,652

Diversified Financial Services - 1.8%
Citigroup Inc.	230,100	12,538,149

Insurance - 10.3%
American International Group, Inc.	721,750	52,211,395
Berkshire Hathaway Inc. Class B (a)	5,600	20,300,000
Flagstone Reinsurance Holdings Ltd (a)	4,900	64,092
		72,575,487

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)

	Shares	Value
Thrifts & Mortgage Finance - 13.6%
Fannie Mae	1,018,500	$65,102,520
Freddie Mac	358,000	23,910,820
MGIC Investment Corp.	45,000	2,925,000
Radian Group Inc.	60,700	3,757,330
		95,695,670

Health Care - 15.1%
Biotechnology - 3.0%
Amgen Inc. (a)	374,650	21,104,035

Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp. (a)	109,900	1,722,133
Medtronic, Inc.	224,000	11,910,080
ResMed Inc. (a)	27,800	1,253,224
TomoTherapy Inc. (a)	248,250	5,605,485
		20,490,922

Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	181,500	13,151,490

Health Care Technology - 2.4%
IMS Health Inc.	519,200	16,977,840

Pharmaceuticals - 4.9%
Pfizer Inc.	1,272,850	34,990,646

Industrials - 4.7%
Commercial Services & Supplies - 0.2%
Cintas Corp.	39,000	1,496,040

Industrial Conglomerates - 4.5%
General Electric Co.	167,000	6,275,860
Tyco International Ltd.	755,600	25,206,816
		31,482,676
Information Technology - 17.2%
Communications Equipment - 1.0%
Cisco Systems, Inc. (a)	268,250	7,221,290

Computers & Peripherals - 0.4%
EMC Corp. (a)	165,300	2,791,917

Electronic Equipment & Instruments - 1.1%
Celestica Inc. (a)	348,200	2,291,156
Solectron Corp. (a)	1,645,700	5,595,380
		7,886,536

Internet Software & Services - 1.0%
eBay Inc. (a)	224,050	7,295,068

IT Services - 2.2%
Fiserv, Inc. (a)	69,150	4,097,138
Western Union Co.	487,850	10,952,232
		15,049,370

See Notes to Financial Statements.

GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)

	Shares or
	Principal
	Amount	Value
Semiconductors & Semiconductor Equipment - 4.9%
Altera Corp.	171,500	$ 3,911,915
Intel Corp.	286,250	6,346,163
Linear Technology Corp.	364,900	13,096,261
Maxim Integrated Products, Inc.	364,100	11,196,075
		34,550,414
Software - 6.6%
Microsoft Corp.	1,456,050	44,657,053
Take-Two Interactive Software, Inc. (a)	76,200	1,568,958
		46,226,011
TOTAL COMMON STOCKS (COST $561,060,835)		704,879,781

WARRANTS - 0.0%

Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Clarient Inc., issued 3/31/2004, exercise price $2.75,
expires 3/31/2008 (a) (b) (c)	30,000	12,185
Clarient Inc., issued 4/27/2004, exercise price $2.75,
expires 4/27/2008 (a) (b) (c)	45,000	19,620
TOTAL WARRANTS (COST $0)		31,805

SHORT-TERM INVESTMENTS - 0.1%

Variable Rate Demand Notes - 0.1%
American Family Financial Services, 4.983%	$ 367,779	367,779
Wisconsin Central Credit Union, 4.990%	314,420	314,420
Total Variable Rate Demand Notes		682,199
TOTAL SHORT-TERM INVESTMENTS (COST $682,199)		682,199
TOTAL INVESTMENTS - 100.2% (COST $561,743,034)		705,593,785
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(1,099,230)
NET ASSETS - 100.0%		$704,494,555

(a)	Non-income producing security.
(b)	Security is illiquid.
(c)	Fair valued.
See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW
May 31, 2007 (Unaudited)

Portfolio Manager
     John C. Thompson, CFA
     John W. Thompson, CFA

Performance

The Thompson Plumb Bond Fund produced a total return of 2.28% for the six-month period ended May 31, 2007, as compared to the Lehman Brothers Intermediate Government/Credit 1-10 Year Index return of 1.01% and the Lehman Brothers Government/Credit 1-5 Year Index return of 1.49%

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 05-31-07
	1 Year	3 Year	5 Year	10 Year
Thompson Plumb Bond Fund	7.37%	3.29%	4.86%	5.61%
Lehman Brothers Gov’t/Credit 1 - 5 Year Index	5.40%	3.10%	3.66%	5.29%
Lehman Brothers Intermediate Gov’t/Credit 1 - 10 Year Index	5.90%	3.52%	4.32%	5.76%

Expense Ratio as of 11/30/06 was 1.30%.
Expense Ratio after reimbursement was 0.59%.

The Advisor has contractually agreed to waive management fees and/or reimburse expenses incured by the Bond Fund until March 31, 2008.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonplumb.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares nor does it imply future performance. The Lehman Brothers Intermediate Government/Credit 1-10 Year Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. The Lehman Brothers Government/Credit 1-5 Year Index is a market value weighted performance benchmark that includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-5 years remaining until maturity. You cannot directly invest in an index.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Continued)
May 31, 2007 (Unaudited)

Management Commentary

The Bond Fund’s return of 2.28% for the past six months exceeded the return of the Lehman Brothers Intermediate Government/ Credit 1-10 Year Index by 1.27%, and the Lehman Brothers Government/Credit 1-5 Year Index by 0.79%. The Bond Fund’s performance was aided by specific issue selection, portfolio duration management, portfolio credit quality management and the Fund’s continued low effective expenses. The Adelphia Communications Corp. bond was one significant contributor to performance, as the benefits to bondholders from Time Warner Cable’s acquisition of Adelphia were positively reflected in the quarter. Mid and longer-term bond yields also continued to increase faster than short-term bond yields during the past six months. In fact, the yields for bonds with maturities of six months or less actually decreased during this period and, as a result, the relatively short duration of our portfolio aided performance.

Continuing inflation worries could prompt the Federal Reserve to further restrict the money supply in response, leading to a continued increase in interest rates. We anticipate that a deceleration in productivity growth could also lead to an increase in wage inflation. Couple this with a broad increase in commodity costs, including corn and oil, and the odds that the yield curve could steepen seem high.

Another key driver of the Bond Fund’s return over the last six months has been our investment in callable Agency bonds with relatively high coupons and minimal credit risk. We’ve continued to move from corporate bonds to government and agency bonds because the interest rate spread between these instruments is far narrower than history suggests is appropriate. Corporate bondholders are therefore not being sufficiently compensated for the added risk they take relative to markedly safer government and agency bonds. When spreads are this tight it is, in our opinion, not prudent to expose shareholders to the increased credit risk of corporate bonds.

We anticipate that the recent spread of subprime lending problems into the collateralized debt obligation (CDO) market will also eventually impact junk bonds and possibly even lower-end investment grade bonds. To that end, 70.2% of the Bond Fund is invested in U.S. Government and Agency issues. We will increase the portfolio’s corporate bond allocation when we believe credit spreads have widened sufficiently.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

Portfolio Concentration at 5/31/07
(Includes cash and cash equivalents)
Quality
U.S. Government and Agency Issues	70.2%
Aa	9.1%
A	11.9%
Baa	4.3%
Ba and Below	3.3%
Short-Term Investments	0.9%
Common Stocks	0.3%
100.0%

Maturity
Under 1 year	16.9%
1 to 3 years	42.7%
3 to 5 years	9.8%
5 to 10 years	20.1%
Over 10 Years	10.2%
Common Stocks	0.3%
100.0%

Top 10 Bond Holdings at 5/31/07

		Maturity	% of Fund’s
Company	Coupon	Date	Net Assets
Federal Home Loan Banks	5.550%	5/10/2010	5.46%
Fannie Mae	5.375%	1/12/2009	5.46%
Fannie Mae	5.250%	12/15/2008	5.45%
Federal Home Loan Banks	5.450%	5/21/2009	3.96%
Freddie Mac	5.500%	2/16/2010	3.27%
Fannie Mae	5.450%	8/8/2011	3.27%
J.C. Penney Co.	8.125%	4/1/2027	2.81%
J.P. Morgan & Co.	6.700%	11/1/2007	2.75%
Beneficial Corp.	6.850%	10/3/2007	2.74%
Wisconsin Power & Light	7.000%	6/15/2007	2.73%

 See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
May 31, 2007 (Unaudited)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 0.3%

Consumer Discretionary - 0.3%
Media - 0.3%
Adelphia Recovery Trust Series ACC-1 INT (a)	144,572	$10,120
Time Warner Cable, Inc. Class A (a)	2,191	84,156
TOTAL COMMON STOCKS (COST $103,573)		94,276

BONDS - 100.9%

Corporate Bonds - 29.3%
Adelphia Communications Escrow, 9.875% due 3/1/2005 (b) (c)	$148,000	62,900
Beneficial Corp., 6.850% due 10/3/2007	1,000,000	1,003,700
Countrywide Financial Corp., 5.250% due 1/15/2008	350,000	349,193
First Data Corp., 6.375% due 12/15/2007	350,000	351,772
First Data Corp., 3.375% due 8/1/2008	500,000	489,818
Gannett Co., 4.125% due 6/15/2008	1,000,000	985,380
General Motors Acceptance Corp., 4.100% due 6/15/2007	52,000	51,983
General Motors Acceptance Corp., 5.850% due 8/15/2007	86,000	85,863
General Motors Acceptance Corp., 5.000% due 6/15/2008	100,000	97,272
General Motors Acceptance Corp., 5.400% due 5/15/2009	120,000	115,379
General Motors Acceptance Corp., 6.250% due 5/15/2009	50,000	48,742
General Motors Acceptance Corp., 5.250% due 8/15/2009	80,000	76,327
General Motors Acceptance Corp., 7.200% due 8/15/2009	50,000	49,641
General Motors Acceptance Corp., 5.000% due 9/15/2009	110,000	104,294
General Motors Acceptance Corp., 7.000% due 3/15/2010	130,000	127,860
General Motors Acceptance Corp., 7.000% due 10/15/2011	200,000	195,869
General Motors Acceptance Corp., 7.250% due 8/15/2012	100,000	97,817
General Motors Acceptance Corp., 7.000% due 11/15/2012	50,000	48,365
General Motors Acceptance Corp., 7.100% due 1/15/2013	32,000	30,701
General Motors Acceptance Corp., 6.000% due 7/15/2013	60,000	54,776
Hartford Life Global, 3.880% due 6/15/2010 (d)	500,000	465,735
J.C. Penney Co., 8.125% due 4/1/2027	1,000,000	1,028,390
J.P. Morgan & Co., 6.700% due 11/1/2007	1,000,000	1,005,104
Merrill Lynch & Co., 3.580% due 3/2/2009 (d)	500,000	479,540
Morgan Stanley, 4.420% due 6/1/2011 (d)	500,000	471,080
Sara Lee Corp., 6.000% due 1/15/2008	300,000	300,735
SLM Corp., 3.620% due 3/2/2009 (d)	1,000,000	942,360

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)
	Principal
	Amount	Value
SLM Corp., 3.900% due 3/15/2012 (d)	$100,000	$85,595
SLM Corp., 4.070% due 6/15/2012 (d)	66,000	56,549
SLM Corp., 4.870% due 9/15/2013 (d)	42,000	36,799
SLM Corp., 4.540% due 1/31/2014 (d)	25,000	21,225
SLM Corp., 4.040% due 4/1/2014 (d)	50,000	40,828
SLM Corp., 4.800% due 6/2/2014 (d)	70,000	58,967
SLM Corp., 4.170% due 12/15/2014 (d)	50,000	40,527
Verizon New York, 6.875% due 4/1/2012	250,000	260,509
Wisconsin Power & Light, 7.000% due 6/15/2007	1,000,000	1,000,341
Total Corporate Bonds		10,721,936

United States Government and Agency Issues - 71.6%
Fannie Mae, 5.250% due 6/11/2008	400,000	399,270
Fannie Mae, 4.000% due 10/30/2008	1,015,000	996,950
Fannie Mae, 5.250% due 12/15/2008	2,000,000	1,995,102
Fannie Mae, 5.375% due 1/12/2009	2,000,000	1,997,394
Fannie Mae, 5.450% due 3/27/2009	300,000	299,817
Fannie Mae, 5.450% due 8/8/2011	1,200,000	1,195,314
Fannie Mae, 5.500% due 3/21/2012	1,000,000	994,883
Fannie Mae, 6.125% due 8/28/2014	1,000,000	999,078
Fannie Mae, 6.000% due 1/26/2016	1,000,000	997,130
Fannie Mae, 6.000% due 11/21/2016	1,000,000	995,551
Fannie Mae, 6.000% due 12/5/2016	1,000,000	996,977
Fannie Mae, 6.250% due 3/29/2022	1,000,000	990,953
Fannie Mae, 6.000% due 6/6/2022 (e)	500,000	495,937
Federal Home Loan Banks, 4.250% due 3/24/2008	1,000,000	991,407
Federal Home Loan Banks, 3.500% due 12/30/2008 (e)	500,000	493,048
Federal Home Loan Banks, 5.450% due 5/21/2009	1,450,000	1,449,433
Federal Home Loan Banks, 5.500% due 6/12/2009	800,000	800,149
Federal Home Loan Banks, 5.550% due 5/10/2010	2,000,000	1,998,560
Federal Home Loan Banks, 6.000% due 1/6/2016	444,444	442,837
Federal Home Loan Banks, 6.000% due 5/22/2017	1,000,000	994,118
Federal Home Loan Banks, 6.040% due 3/28/2022	300,000	295,207
Freddie Mac, 5.270% due 4/25/2008	800,000	798,937
Freddie Mac, 3.290% due 6/16/2009	600,000	577,540
Freddie Mac, 5.300% due 9/14/2009	250,000	249,292
Freddie Mac, 5.500% due 2/16/2010	1,200,000	1,198,266
Freddie Mac, 6.000% due 11/20/2015	600,000	597,286
Freddie Mac, 6.000% due 10/19/2016	1,000,000	994,512
Freddie Mac, 6.000% due 10/25/2019	1,000,000	986,413
Total United States Government and Agency Issues		26,221,361
TOTAL BONDS (COST $37,138,879)		36,943,297

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.9%
Variable Rate Demand Notes - 0.9%
Wisconsin Central Credit Union, 4.990%	$325,524	$325,524
Total Variable Rate Demand Notes		325,524
TOTAL SHORT-TERM INVESTMENTS (COST $325,524)		325,524
TOTAL INVESTMENTS - 102.1% (COST $37,567,976)		37,363,097
NET OTHER ASSETS AND LIABILITIES - (2.1%)		(769,975)
NET ASSETS - 100.0%		$36,593,122

(a) Non-income producing security.
(b) Adelphia Communications securities are currently in default. When a bond is in default its scheduled interest payments are not currently being paid, and there may be interest in arrears for previous unpaid interest expense.
(c) Fair valued.
(d) Floating rate notes whose yields vary with the consumer price index. These securities are shown at their current coupon rate as of May 31, 2007.
(e) Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
May 31, 2007

Example

A mutual fund shareholder may incur two types of costs: (1) transaction costs such as sales charges and redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	12/01/06	05/31/07	12/01/06-05/31/07
Thompson Plumb Growth Fund
Actual	$ 1,000.00	$ 1,034.11	$ 5.88
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,009.66	$ 5.74
Thompson Plumb Bond Fund
Actual	$ 1,000.00	$ 1,009.93	$ 2.97
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,011.03	$ 2.97

*	Expenses are equal to the annualized expense ratio for each Fund (Growth Fund: 1.14%; Bond Fund: 0.59%), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

For more information, please refer to the Funds’ prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2007 (Unaudited)

	GROWTH	BOND
	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $561,743 and $37,568,
respectively)	$705,594	$37,363
Due from sale of securities	2,453	–
Receivable from fund shares sold	388	71
Dividends and interest receivable	1,417	462
Prepaid expenses	108	18
Total Assets	709,960	37,914
LIABILITIES
Due on purchase of securities	2,421	1,299
Payable for fund shares redeemed	2,374	1
Accrued expenses payable	85	20
Due to investment advisor	585	1
Total Liabilities	5,465	1,321
NET ASSETS	$704,495	$36,593
Net Assets consist of:
Capital stock ($.001 par value)	$550,228	$36,594
Undistributed net investment income	2,328	427
Accumulated net realized gain (loss) on investments	8,088	(223)
Net unrealized appreciation (depreciation) on investments	143,851	(205)
Net Assets	$704,495	$36,593
Shares of capital stock outstanding (unlimited shares authorized)	13,659	3,571
Offering and redemption price/Net asset value per share	$51.58	$10.25

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Six-Month Period Ended May 31, 2007 (Unaudited)

	GROWTH	BOND
	FUND	FUND
Investment income
Dividends	$6,449	–
Interest	4	$926
	6,453	926
Expenses
Investment advisory fees	3,299	110
Shareholder servicing costs	326	17
Administrative and accounting services fees	136	24
Custody fees	108	4
Professional fees	44	26
Directors fees	41	8
Federal & state registration	22	17
Other expenses	129	11
Total expenses	4,105	217
Less expenses reimbursed by advisor	–	(117)
Net expenses	4,105	100
Net investment income	2,348	826
Net realized gain (loss) on investments	25,798	(14)
Net unrealized appreciation (depreciation) on investments	23,029	(78)
Net gain (loss) on investments	48,827	(92)
Net increase in net assets resulting from operations	$51,175	$734

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	GROWTH		BOND
	FUND		FUND
	Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended
	May 31, 2007	Nov. 30,	May 31, 2007	Nov. 30,
	(Unaudited)	2006	(Unaudited)	2006
Operations
Net investment income	$2,348	$5,245	$826	$1,333
Net realized gain (loss) on investments	25,798	22,365	(14)	(208)
Net unrealized appreciation (depreciation) on investments	23,029	62,707	(78)	571
Net increase in net assets resulting from operations	51,175	90,317	734	1,696

Distributions to Shareholders
Distributions from net investment income	(5,175)	(5,978)	(776)	(1,224)
Distributions from net realized gains on securities transactions	(24,550)	(24,731)	–	(285)
Total distributions to shareholders	(29,725)	(30,709)	(776)	(1,509)

Fund Share Transactions (See Note 4)	(75,913)	(331,341)	4,182	1,715

Total Increase (Decrease) in Net Assets	(54,463)	(271,733)	4,140	1,902

Net Assets
Beginning of period	758,958	1,030,691	32,453	30,551
End of period	$704,495	$758,958	$36,593	$32,453
Undistributed net investment income included
in net assets at end of period	$2,328	$5,155	$427	$377

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 2007 (Unaudited)

NOTE 1 - ORGANIZATION
Thompson Plumb Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson Plumb Growth Fund (the “Growth Fund”) and Thompson Plumb Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are valued at amortized cost basis.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term, variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the Growth Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

DIRECTED BROKERAGE ARRANGEMENTS - The Funds have directed brokerage arrangements with Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. Upon purchase and/or sale of the investment securities at best execution, the Funds pay brokerage commissions to Fidelity Capital Markets, BNY Brokerage and Trade Manage Capital, Inc. These commission payments generate non-refundable cumulative credits, which are available to pay certain expenses of the Funds. There were no direct brokerage credits during the six-month period ended May 31, 2007.

LINE OF CREDIT - The Funds have established a line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2007, used for temporary liquidity needs. The LOC is used primarily to finance redemption payments. Each of the individual Funds borrowing under the LOC are limited to either 5% of the market value of the Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of May 31, 2007, the limits established by the Funds’ Board are: Growth Fund - $20,000,000 and Bond Fund - $1,000,000. The LOC was drawn upon during the year; however, as of May 31, 2007, there were no borrowings by the Funds outstanding under the LOC. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the six-month period ended May 31, 2007.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
Growth Fund	$641,626	8.250%	$26,948
Bond Fund	$27,797	8.250%	$1,159

GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

FAIR VALUE MEASUREMENTS - On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not meeting the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements but does not anticipate that FIN 48 will have a material impact on the Fund’s financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the Growth Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of net assets up to $30 million, 0.10% of the next $70 million of net assets and 0.025% of net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM in the amounts of $43,315 and $15,000 for the Growth Fund and Bond Fund, respectively, for the six-month period ended May 31, 2007.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2008 so that the annual operating expenses of the Bond Fund do not exceed 0.59% of average daily net assets.

NOTE 4 - FUND SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

(In thousands)
	Six-Month
	Period Ended
	May 31, 2007		Year Ended
	(Unaudited)		November 30, 2006
	Shares	Dollars	Shares	Dollars
Growth Fund
Shares sold	999	$49,088	2,417	$111,004
Shares issued in reinvestment of dividends	92	4,548	121	5,426
Shares issued in reinvestment of realized gains	483	23,727	531	23,769
Shares redeemed	(3,110)	(153,276)	(10,356)	(471,540)
Net decrease	(1,536)	$(75,913)	(7,287)	$(331,341)

Bond Fund
Shares sold	784	$8,015	812	$8,193
Shares issued in reinvestment of dividends	68	690	110	1,103
Shares issued in reinvestment of realized gains	–	–	26	256
Shares redeemed	(443)	(4,523)	(779)	(7,837)
Net increase	409	$4,182	169	$1,715

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the six-month period ended May 31, 2007 were as follows:

	Securities other than U. S.
	Government and Short-term
	Investments		U. S. Government Securities
	Purchases	Sales	Purchases	Sales
Growth Fund	$46,973,148	$151,465,539	$–	$–
Bond Fund	$2,967,211	$4,257,660	$14,599,375	$5,044,931

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

NOTE 6 - INCOME TAX INFORMATION
At May 31, 2007, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized
		Unrealized	Unrealized	appreciation
	Federal tax cost	appreciation	depreciation	(depreciation)
Growth Fund	$579,320,516	$139,001,818	$(12,728,549)	$126,273,269
Bond Fund	$37,567,976	$84,527	$(289,406)	$(204,879)

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales.

The tax components of distributions paid during the six-month period ended May 31, 2007 (Unaudited) are:

		Long-term
	Ordinary income	capital gains
	distributions	distributions
Growth Fund	$11,295,040	$18,429,147
Bond Fund	$776,388	$-

The tax components of distributions paid during the fiscal year ended November 30, 2006, capital loss carryforward as of November 30, 2006 and tax basis post-October losses as of November 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:

		Long-term
	Ordinary income	capital gains	Net capital loss	Post-October
	distributions	distributions	carryforward*	losses
Growth Fund	$11,125,635	$19,583,334	$–	$–
Bond Fund	$1,226,849	$281,964	$90,180	$119,250

* Expires November 30, 2014.

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended		Year Ended November 30,
	May 31, 2007
	(Unaudited)		2006	2005	2004	2003	2002
GROWTH FUND

Net Asset Value, Beginning of Period	$49.95		$45.85	$46.03	$42.45	$37.85	$46.45
Income from Investment Operations
Net investment income	0.17		0.35	0.27	0.46	0.13	0.22
Net realized and unrealized gains (losses)
on investments	3.42		5.14	0.54	3.26	4.83	(4.77)
Total from Investment Operations	3.59		5.49	0.81	3.72	4.96	(4.55)
Less Distributions
Distributions from net investment income	(0.34)		(0.27)	(0.44)	(0.14)	(0.25)	(0.02)
Distributions from net realized gains	(1.62)		(1.12)	(0.55)	–	(0.11)	(4.03)
Total Distributions	(1.96)		(1.39)	(0.99)	(0.14)	(0.36)	(4.05)

Net Asset Value, End of Period	$51.58		$49.95	$45.85	$46.03	$42.45	$37.85

Total Return	7.39%	(a)	12.32%	1.76%	8.77%	13.28%	(10.65% )

Ratios/Supplemental Data
Net assets, end of period (millions)	$704.5		$759.0	$1,030.7	$1,485.9	$875.6	$520.6
Ratios to average net assets:
Ratio of expenses	1.14%	(b)	1.12%	1.08%	1.05%	1.07%	1.11%
Ratio of expenses without reimbursement†	1.14%	(b)	1.12%	1.09%	1.06%	1.11%	1.15%
Ratio of net investment income	0.65%	(b)	0.63%	0.50%	1.12%	0.47%	0.68%
Ratio of net investment income
without reimbursement†	0.65%	(b)	0.63%	0.49%	1.11%	0.42%	0.65%
Portfolio turnover rate	6.46%	(a)	17.44%	20.48%	28.54%	41.01%	74.07%

† Before directed brokerage credits.
(a) Calculated on a non-annualized basis.
(b) Calculated on an annualized basis.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Six-Month
	Period Ended		Year Ended November 30,
	May 31, 2007
	(Unaudited)		2006	2005	2004	2003	2002
BOND FUND

Net Asset Value, Beginning of Period	$10.26		$10.21	$10.68	$10.86	$10.09	$10.69
Income from Investment Operations
Net investment income	0.24		0.44	0.39	0.57	0.58	0.59
Net realized and unrealized gains (losses)
on investments	(0.01)		0.11	(0.36)	(0.16)	0.77	(0.61)
Total from Investment Operations	0.23		0.55	0.03	0.41	1.35	(0.02)
Less Distributions
Distributions from net investment income	(0.24)		(0.41)	(0.42)	(0.59)	(0.58)	(0.58)
Distributions from net realized gains	–		(0.09)	(0.08)	–	–	–
Total Distributions	(0.24)		(0.50)	(0.50)	(0.59)	(0.58)	(0.58)

Net Asset Value, End of Period	$10.25		$10.26	$10.21	$10.68	$10.86	$10.09

Total Return	2.28%	(a)	5.64%	0.29%	3.90%	13.75%	(0.16% )

Ratios/Supplemental Data
Net assets, end of period (millions)	$36.6		$32.5	$30.6	$29.7	$41.9	$34.7
Ratios to average net assets:
Ratio of expenses	0.59%	(b)	0.72%	0.80%	0.80%	0.80%	0.87%
Ratio of expenses without reimbursement	1.29%	(b)	1.30%	1.28%	1.20%	1.05%	1.08%
Ratio of net investment income	4.93%	(b)	4.42%	3.80%	5.00%	5.49%	5.94%
Ratio of net investment income
without reimbursement	4.23%	(b)	3.84%	3.31%	4.60%	5.24%	5.73%
Portfolio turnover rate	29.45%	(a)	50.55%	25.93%	23.52%	29.89%	20.09%

(a) Calculated on a non-annualized basis.
(b) Calculated on an annualized basis.

See Notes to Financial Statements.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON PLUMB FUNDS

DIRECTORS	INVESTMENT ADVISOR
Mary Ann Deibele	Thompson Investment Management, Inc.
John W. Feldt	1200 John Q. Hammons Drive
Donald A. Nichols	Madison, Wisconsin 53717
Patricia Lipton
John W. Thompson – Chairman	DISTRIBUTOR
Quasar Distributors, LLC
OFFICERS	615 East Michigan Street
John W. Thompson, CFA	Milwaukee, Wisconsin 53202
Chief Executive Officer
TRANSFER AGENT
John C. Thompson, CFA	U.S. Bancorp Fund Services, LLC
President & Chief Operating Officer	615 East Michigan Street
Milwaukee, Wisconsin 53202
Penny M. Hubbard
Chief Financial Officer & Treasurer	INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Nedra S. Pierce	PricewaterhouseCoopers LLP
Chief Compliance Officer	100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Jason L. Stephens, CFA
Secretary	LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson Plumb Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonplumb.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of the portfolio holdings with the Securities and Exchange Commission for the quarters ending February 28 and August 31 (the Funds’ first and third quarters of its fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

07/07

Item 2. Code of Ethics.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     Not required in Semi-Annual Reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

     Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

     The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Semi-Annual Report to shareholders dated as of May 31, 2007 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

     Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

     The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

2

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	Change in Internal Controls Over Financial Reporting. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

     The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)

The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 20th day of July, 2007.

THOMPSON PLUMB FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chairman and
Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 20th day of July, 2007.

By:	/s/ John W. Thompson
John W. Thompson, Chairman and
Chief Executive Officer (Principal
Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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